UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2021

FIRST HAWAIIAN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14585	99-0156159
(Commission File Number)	(IRS Employer Identification No.)

999 Bishop St., 29th Floor
Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 525-7000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	FHB	NASDAQ Global Select Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           On April 21, 2021, the Boards of Directors of First Hawaiian, Inc. (the “Company”) and its wholly owned subsidiary, First Hawaiian Bank (the “Bank”), determined to appoint Christopher L. Dods to the position of Vice Chairman and Chief Operating Officer, effective May 1, 2021. In his new role, Mr. Dods will oversee the Bank’s Enterprise Operations Services, Enterprise Technology Management, Information Technology, Digital Banking, Marketing and Communications and the Card Services Division.

Mr. Dods, age 46, currently serves as Executive Vice President, Digital Banking and Marketing Group with First Hawaiian Bank and is Executive Vice President of First Hawaiian, Inc. He joined First Hawaiian Bank in 2007 and has nearly 20 years of financial experience in the areas of Consumer Banking, Digital Banking, Marketing, Communications and Payments.  He currently leads the Bank’s digital transformation strategy. Mr. Dods is a member of the board of directors of Child and Family Services and Mid Pacific Institute and serves on the advisory boards of First Insurance Company of Hawaii and MasterCard.

In connection with his appointment, Mr. Dods will continue to participate in the Company’s Long-Term Incentive Plan, and he will be granted a one-time award of restricted stock units with an aggregate value of $116,930, which will vest in three equal annual installments on each of May 1, 2022, 2023 and 2024. Mr. Dods also will continue to participate in the Company’s Executive Change-in-Control Retention Plan.

Mr. Dods and certain of his immediate family members have loans that were made by First Hawaiian Bank in the ordinary course of business; on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender; and that did not involve more than the normal risk of collectibility or present other unfavorable features.

A copy of the Company’s press release announcing Mr. Dods’ appointment is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits

Exhibit No.	Description

99.1	Press Release issued by the Company, dated April 22, 2022
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HAWAIIAN, INC.

Date: April 26, 2021	By:	/s/ Robert S. Harrison
	Name:	Robert S. Harrison
	Title:	Chairman of the Board, President and Chief Executive Officer